EXHIBIT 10.3

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT LETTER

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned Inland Real Estate Acquisitions, Inc., an Illinois corporation (“Assignor”) hereby assigns to IREIT Robertsdale DG, L.L.C., a Delaware limited liability company, IREIT Wetumpka DG, L.L.C., a Delaware limited liability company, IREIT East Brewton DG, L.L.C., a Delaware limited liability company, IREIT Newport DG, L.L.C., a Delaware limited liability company and IREIT Madisonville DG, L.L.C., a Delaware limited liability company  (collectively, “Assignee”) all of Assignor’s right, title and interest to purchase those properties leased to Dolgencorp, LLC which are located at (i) 19160 US Highway 90 Robertsdale, Alabama, (ii) 57 Chapel Road, Wetumpka, Alabama, (iii) 805 Forest Avenue, East Brewton, Alabama, (iv) 107 Highway 411, Newport, Tennessee and (v) 4225 Highway 411, Madisonville, Tennessee (“Properties”) pursuant to that certain Purchase Agreement Letter between Assignor, as purchaser, and Highwood Investments, LLC, as seller, dated September 5, 2012 (the “Purchase Agreement Letter”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.

This Assignment and Assumption of Purchase Agreement Letter is effective as of the 6th day of November, 2012.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ G. Joseph Cosenza

	Name:	G. Joseph Cosenza

	Title:	President

ASSIGNEE:

IREIT Robertsdale DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

	By:	/s/ David Z. Lichterman
	Name:	David Z. Lichterman
	Title:	Treasurer/Chief Accounting Officer

IREIT Wetumpka DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer/Chief Accounting Officer

IREIT East Brewton DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer/Chief Accounting Officer

IREIT Newport DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer/Chief Accounting Officer

IREIT Madisonville DG, L.L.C., a Delaware limited liability company

By: IREIT DG SPE Member, L.L.C., a Delaware limited liability company, its Sole Member

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its Sole Member

By:	/s/ David Z. Lichterman
Name:	David Z. Lichterman
Title:	Treasurer/Chief Accounting Officer